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SEC 1922
(02-01)
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(B) OR
                   (G) OF THE SECURITIES EXCHANGE ACT OF 1934

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                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                 Pennsylvania                            23-2679963
  (State of incorporation or organization) (I.R.S. Employer Identification No.)

                 200 Plant Avenue, Wayne, PA              19087
          (Address of principal executive offices)     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered
None ___________________                 None_____________________________

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates:
__________(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share.
                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
The description of the securities to be registered hereby as set forth under the caption "Description of Securities" in (i) the Prospectus included in the registrant's Registration Statement on Form SB-2 (Commission File No. 333-86064) originally filed on April 11, 2002 (the "Registration Statement"), and (ii) the related final form of the Prospectus, is incorporated herein by reference.

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ITEM 2. EXHIBITS.

     The following exhibits are filed as part of this registration statement:

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

Exhibit No.          Exhibit Description
--------------     ------------------------
3.1    Articles of Incorporation of the Company filed on January 16, 1992
       (Incorporated by reference to Exhibit 3.1 to the Registration Statement).

3.1.1  First Amendment to Articles of Incorporation of the Company filed on July
       17, 1992 (Incorporated by reference to Exhibit 3.1.1 to the Registration
       Statement).

3.1.2  Second Amendment to Articles of Incorporation of the Company filed on July
       27, 1992 (Incorporated by reference to Exhibit 3.1.2 to the Registration
       Statement).

3.1.3 Third Amendment to Articles of Incorporation of the Company filed on October 5, 1992 (Incorporated by reference to Exhibit 3.1.3 to the
       Registration Statement).

3.1.4 Fourth Amendment to Articles of Incorporation of the Company filed on October 18, 1993 (Incorporated by reference to Exhibit 3.1.4 to the
       Registration Statement).

3.1.5  Fifth Amendment to Articles of Incorporation of the Company filed on June
       7, 1995 (Incorporated by Reference to Exhibit 3.1.5 to the Registration
       Statement).

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
3.1.6  Sixth Amendment to Articles of Incorporation of the Company filed on May
       1, 1996 (Incorporated by Reference to Exhibit 3.1.6 to the Registration
       Statement).

3.1.7 Seventh Amendment to Articles of Incorporation of the Company filed on March 24, 1997 (Incorporated by reference to Exhibit 3.1.7 to the
       Registration Statement).

3.1.8  Eighth Amendment to Articles of Incorporation of the Company filed on July
       6, 1998 (Incorporated by reference to Exhibit 3.1.8 to the Registration
       Statement).

3.1.9 Ninth Amendment to Articles of Incorporation of the Company filed on October 1, 1998 (Incorporated by reference to Exhibit 3.1.9 to the
       Registration Statement).

3.1.10 Tenth Amendment to Articles of Incorporation of the Company filed on April 12, 1999 (Incorporated by reference to Exhibit 3.1.10 to the
       Registration Statement).

3.1.11 Eleventh Amendment to Articles of Incorporation of the Company filed on June 7, 1999 (Incorporated by reference to Exhibit 3.1.11 to the
       Registration Statement).

**3.1.12 Twelfth Amendment to Articles of Incorporation of the Company filed on March 22, 2002.

**3.1.13 Thirteenth Amendment to Articles of Incorporation of the Company on May
         14, 2002.

3.2 By-Laws of the Company (Incorporated by reference to Exhibit 3.2 to the Registration Statement).
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
** Filed herewith

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         USA  Technologies,  Inc.

                            /s/ Geroge R. Jensen. Jr.
                         By____________________________________
                         George  R.  Jensen,  Jr.,  Chief  Executive  Officer

Date: October 28, 2002

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
                                  Exhibit Index
                                  -------------

3.1    Articles of Incorporation of the Company filed on January 16, 1992
       (Incorporated by reference to Exhibit 3.1 to the Registration Statement).

3.1.1  First Amendment to Articles of Incorporation of the Company filed on July
       17, 1992 (Incorporated by reference to Exhibit 3.1.1 to the Registration
       Statement).

3.1.2  Second Amendment to Articles of Incorporation of the Company filed on July
       27, 1992 (Incorporated by reference to Exhibit 3.1.2 to the Registration
       Statement).

3.1.3 Third Amendment to Articles of Incorporation of the Company filed on October 5, 1992 (Incorporated by reference to Exhibit 3.1.3 to the
       Registration Statement).

3.1.4 Fourth Amendment to Articles of Incorporation of the Company filed on October 18, 1993 (Incorporated by reference to Exhibit 3.1.4 to the
       Registration Statement).

3.1.5  Fifth Amendment to Articles of Incorporation of the Company filed on June
       7, 1995 (Incorporated by Reference to Exhibit 3.1.5 to the Registration
       Statement).

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
3.1.6  Sixth Amendment to Articles of Incorporation of the Company filed on May
       1, 1996 (Incorporated by Reference to Exhibit 3.1.6 to the Registration
       Statement).

3.1.7 Seventh Amendment to Articles of Incorporation of the Company filed on March 24, 1997 (Incorporated by reference to Exhibit 3.1.7 to the
       Registration Statement).

3.1.8  Eighth Amendment to Articles of Incorporation of the Company filed on July
       6, 1998 (Incorporated by reference to Exhibit 3.1.8 to the Registration
       Statement).

3.1.9 Ninth Amendment to Articles of Incorporation of the Company filed on October 1, 1998 (Incorporated by reference to Exhibit 3.1.9 to the
       Registration Statement).

3.1.10 Tenth Amendment to Articles of Incorporation of the Company filed on April 12, 1999 (Incorporated by reference to Exhibit 3.1.10 to the
       Registration Statement).

3.1.11 Eleventh Amendment to Articles of Incorporation of the Company filed on June 7, 1999 (Incorporated by reference to Exhibit 3.1.11 to the
       Registration Statement).

**3.1.12 Twelfth Amendment to Articles of Incorporation of the Company filed on March 22, 2002.

**3.1.13 Thirteenth Amendment to Articles of Incorporation of the Company on May
         14, 2002.

3.2 By-Laws of the Company (Incorporated by reference to Exhibit 3.2 to the Registration Statement).
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
** Filed herewith




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